Other Expenses, Gains and Losses (Tables)	12 Months Ended
Dec. 31, 2022
Other expenses, gains and losses [Abstract]
Operating expenses

		Year ended December 31,
		2022	2021	2020
	Notes		US$ in millions
Utilities and operating supplies		$134	$144	$116
Repairs and maintenance		60	64	65
Contract labor and services		59	70	65
Advertising and promotions		24	42	27
Royalty fees(i)		23	43	22
Management fees(ii)		19	19	16
Provision for expected credit losses, net		4	3	52
Auditor’s remuneration		2	2	2
Lease payments exempted from recognition	13(c)	2	1	3
Net foreign exchange (gains)/losses		(4)	38	(17)
Loss on disposal of property and equipment, investment properties and intangible assets(iii)		4	19	73
Fair value loss/(gain) on derivative financial instruments	23	1	(1)	—
Other support services		64	62	58
Other operating expenses		53	72	62
		$445	$578	$544

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(i)     Total royalty fee for the years ended December 31, 2022 and 2021 includes US$1 million and US$1 million charged by third parties and US$22 million and US$42 million charged by a related party, respectively. Refer to Note 26(a)(v) for further information related to the royalty charged by a related party.
(ii) Total management fees for the years ended December 31, 2022, 2021 and 2020 includes US$2 million, US$3 million and US$3 million charged by third parties and US$17 million, US$16 million and US$13 million charged by related parties, net of amounts capitalized. Refer to Note 26(a)(ii) for further information.
(iii)    Loss on disposal of property and equipment, investment properties and intangible assets for the years ended December 31, 2022, 2021, and 2020 includes demolition cost of US$2 million, US$11 million and US$34 million, of which the demolition in 2020 relates to The Londoner Macao project.